SAVINGS PLANS	12 Months Ended
Jun. 26, 2019
Retirement Benefits [Abstract]
SAVINGS PLANS
We sponsor a qualified defined contribution retirement plan covering all employees who have attained the age of 21, and have completed 1 year and 1,000 hours of service. Eligible employees are allowed to contribute, subject to IRS limitations on total annual contributions, up to 50% of their base compensation and 100% of their eligible bonuses, as defined in the plan, to various investment funds. We match in cash what an employee contributes at a rate of 100% of the first 3% and 50% of the next 2% with immediate vesting. For the fiscal years ended June 26, 2019, June 27, 2018, and June 28, 2017, we contributed approximately $9.6 million, $9.2 million and $8.9 million, respectively, to the defined contribution plan.